AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of August 26, 2016, is entered into by and among MONRO MUFFLER BRAKE, INC. (“Borrower”), the several financial institutions party hereto as Lenders, CITIZENS BANK, N.A., as Administrative Agent for itself and the other Lenders, Bank of America, N.A., JPMorgan Chase Bank, N.A., and Keybank National Association, as Co-Syndication Agents and Branch Banking & Trust Company, TD Bank, N.A. and Wells Fargo Bank, National Association, as Co-Documentation Agents. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

RECITALS

A.       Borrower, Lenders, Administrative Agent, as well as the Co-Syndication Agents and Co-Documentation Agents referred to above are parties to that certain Credit Agreement dated as of January 25, 2016 (the “Credit Agreement”).

B.       Borrower has requested that the Lenders agree to modify the Credit Agreement to amend the definition of EBITDAR.

C.       Administrative Agent has advised Borrower that the Lenders are willing to agree to its requests on the terms and subject to the conditions set forth in this Amendment.

Accordingly, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.       Amendment to Credit Agreement – Section 1.  The definition of EBITDAR in Section 1 of the Credit Agreement is hereby restated as follows:

EBITDAR means, as determined, on a rolling twelve month basis and in respect of any Person the sum of (a) the Net Income of such Person, plus (b) the interest expense of such Person for such period as determined in accordance with GAAP and as such item is reported on such Person’s financial statements, plus (c) the income tax expense of such Person for such period, plus (d) the amount reported as the depreciation of the assets of such Person for such period, computed in accordance with GAAP, and as such item is used in the computation of such Person’s Net Income for such period, plus (e) the amount reported as the amortization of intangibles for such Person for such period, computed in accordance with GAAP, and as such item is used in the computation of such Person’s Net Income for such period, minus (f) Rental Payments related to Capitalized Leases, plus (g) Rental Payments.

2.       Conditions to Effectiveness.  This Amendment shall be effective upon the satisfaction of each of the following conditions:

(a)       Administrative Agent shall have received an executed counterpart of this Amendment signed by Borrower, the Majority Lenders and Administrative Agent.

(b)       Borrower shall have paid the reasonable fees and disbursements of counsel to Administrative Agent in connection with this Amendment.

Administrative Agent shall notify Borrower and Lenders of the effective date of this Amendment, and such notice shall be conclusive and binding.

3.       Representations, Warranties and Covenants.  Borrower hereby represents and warrants to and covenants and agrees with Administrative Agent and Lenders that:

(a)       The representations and warranties set forth in the Loan Papers (except to the extent (i) that the representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Credit Agreement) are true and correct in all material respects as of the date hereof and with the same effect as though made on and as of the date hereof.

(b)       No Default or Potential Default now exists, or would exist as a result of this Amendment.

(c)       (i) The execution, delivery and performance by Borrower of this Amendment is within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of Borrower, (ii) this Amendment is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity, and (iii) neither this Amendment nor the execution, delivery and performance by Borrower hereof: (A) violate any provision of Borrower’s charter or bylaws, (B) violate any Material Agreements to which it is a party, other than violations which would not cause a Material Adverse Event, (C) do not result in the creation or imposition of any Lien (other than the Lender Liens) on any of its assets, or (D) violate any provision of Law or order of any Tribunal applicable to it, other than violations that individually or collectively are not a Material Adverse Event.

4.       Effect; No Waiver; References.

(a)       Borrower hereby (i) reaffirms and admits the validity and enforceability of the Loan Papers and all of its obligations thereunder and (ii) agrees and admits that it has no defenses to or offsets against any such obligation. Except as specifically set forth herein, the Credit Agreement and the other Loan Papers shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any existing or future Default, whether known or unknown or any right, power or remedy of Administrative Agent or Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein.

(b)       Borrower hereby (i) reaffirms all of its agreements and obligations under the Security Documents, (ii) reaffirms that all Obligations of Borrower under or in connection with the Credit Agreement as modified hereby are “Obligations” as that term is defined in the Security Documents and (iii) reaffirms that all such Obligations continue to be secured by the Security Documents, which remains in full force and effect and is hereby ratified and confirmed.

(c)       All references to “this Agreement” in the Credit Agreement and to “the Credit Agreement” in the other Loan Papers shall be deemed to refer to the Credit Agreement as amended hereby.

5.       Miscellaneous.

(a)       Borrower and each of the other Companies will take, and Borrower will cause the other Companies to take, all actions that may be required under the Loan Papers to effectuate the transactions contemplated hereby or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of Borrower.

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(b)       Borrower shall pay Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys’ fees and expenses of Administrative Agent, incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment.

(c)       The Laws (other than conflict-of-laws provisions) of the State of New York and of the United States of America govern the rights and duties of the parties to this Amendment and the validity, construction, enforcement, and interpretation of this Amendment.

(d)       This Amendment shall be binding upon Borrower, Administrative Agent and Lenders and their respective successors and assigns, and shall inure to the benefit of Borrower, Administrative Agent and Lenders and the respective successors and assigns of Administrative Agent and Lenders.

(e)       This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature pages follow.]

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AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

MONRO MUFFLER BRAKE, INC., as Borrower

By:	/s/ Catherine D’Amico
Name:	Catherine D'Amico
Title:	Executive Vice President of Finance, Chief Financial Officer and Treasurer

[Monro Muffler – Amendment No. 1 to Credit Agreement – Signature Page]

CITIZENS BANK, N.A.,

as Administrative Agent and a Lender

By: /s/ Michael K. Makaitis

Name: Michael K. Makaitis

Title: Vice President

[Monro Muffler – Amendment No. 1 to Credit Agreement – Signature Page]

BANK OF AMERICA, N.A.,

as Co-Syndication Agent and a Lender

By: /s/ Thomas C. Strasenburgh

Name: Thomas C. Strasenburgh

Title: Senior Vice President

[Monro Muffler – Amendment No. 1 to Credit Agreement – Signature Page]

JPMORGAN CHASE BANK, N.A.,

as Co-Syndication Agent and a Lender

By: /s/ D. Scott Farquhar

Name: D. Scott Farquhar

Title: Executive Director

[Monro Muffler – Amendment No. 1 to Credit Agreement – Signature Page]

KEYBANK NATIONAL ASSOCIATION,

as Co-Syndication Agent and a Lender

By: /s/ Hanna Piechocka

Name: Hanna Piechocka

Title: Vice President

[Monro Muffler – Amendment No. 1 to Credit Agreement – Signature Page]

BRANCH BANKING & TRUST COMPANY,

as Co-Documentation Agent and a Lender

By: /s/ Jeff Skalka

Name: Jeff Skalka

Title: Vice President

[Monro Muffler – Amendment No. 1 to Credit Agreement – Signature Page]

TD BANK, N.A.,

as Co-Documentation Agent and a Lender

By: /s/ Craig Welch

Name: Craig Welch

Title: Senior Vice President

[Monro Muffler – Amendment No. 1 to Credit Agreement – Signature Page]

WELLS FARGO BANK, N.A.,

as Co-Documentation Agent and a Lender

By: /s/ Richard H. Ferrari

Name: Richard H. Ferrari

Title: Senior Vice President

[Monro Muffler – Amendment No. 1 to Credit Agreement – Signature Page]

CITIBANK N.A.,

As a Lender

By: /s/ Christine Keating

Name: Christine Keating

Title: Senior Vice President

[Monro Muffler – Amendment No. 1 to Credit Agreement – Signature Page]

FIRST NIAGARA BANK, N.A.,

as a Lender

By: /s/ Randall R. Phillips

Name: Randall R. Phillips

Title: Vice President

[Monro Muffler – Amendment No. 1 to Credit Agreement – Signature Page]